UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2008

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio	44139
(Address of principal executive offices)	(Zip Code)

(440) 715-1300
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 15, 2008, Energy Focus, Inc. will make a series of presentations to investors at the Merriman Curhan Ford & Co. Investor Summit 2008 being held in San Francisco, CA. The presentation is attached as Exhibit 99.1.

Pursuant to General Instruction B, subsection 2, of Form 8-K, Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are furnished with this Report.

Exhibit No.	Description
99.1	Energy Focus, Inc. Investor Presentation dated September 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2008

ENERGY FOCUS, INC.

By	/s/ Joseph G. Kaveski
Name:	Joseph G. Kaveski
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Energy Focus, Inc. Investor Presentation dated September 15, 2008.